UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2022

Table of Contents

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

10	Schedule of Investments

14	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

22	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2022

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2022, the Fund returned -8.43%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index*, which returned -7.00% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow

Jones Industrial Average and S&P 500® Index** fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks1 significantly outperformed growth stocks2 (-7.25% vs -24.67%), while large cap stocks3 outperformed small cap stocks4 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June.

The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

During the 12-month period ending October 31, 2022, the Fund’s position in Organon & Co, a science-based global pharmaceutical company, detracted from relative performance. Shares fell after the company lowered fiscal year guidance, including a reduction in adjusted EBITDA margin guidance. While shares have lagged over the last year, their legacy business has done better than expected following the spin-off from Merck & Co., Inc. We also believe the expansion of their women’s health business will be a significant opportunity for the company as they look to migrate the business to a higher growth segment which will in turn increase margins over time. The Fund’s position in KKR & Co., Inc, a leading alternatives investment firm, also detracted from relative performance. Amid the flattening of the yield curve, rate volatility, and skepticism around global growth prospects, the financials sector came under pressure. In addition to the sector headwinds, shares of KKR & Co. were negatively impacted by its failure to close its acquisition of Telecom Italia. The company stands to benefit from increasing allocations to alternatives by retail and institutional investors as well as a rising proportion of fee-related income. The Fund’s position in Avery Dennison Corporation, which engages in the provision of labeling and packaging materials and solutions, also detracted from relative performance. With the Russian invasion of Ukraine, supply chains were further disrupted and additional sanctions, intended to punish Russian economic activity, resulted in a spike in commodity prices. Downstream materials businesses, such as Avery Dennison Corporation, faced inflationary pressures and their input costs increased.

Conversely, the largest contributor to relative performance during the 12-month period ending October 31, 2022, was Northrop Grumman Corp., a defense contractor. The ongoing tensions between Russia and Ukraine have built up momentum in the defense sector and the U.S. government is Northrop Grumman’s largest customer. We expect Northrop Grumman to be the fastest growing U.S. defense contractor based on its large and ramping growth platforms that serve critical U.S. needs including Ground Based Strategic Deterrent (GBSD) and satellites. The Fund’s position in AbbVie, Inc., a research-based biopharmaceutical company, also contributed to relative performance. Shares rallied in the first half of the year, up almost 50% at the peak in early April. This was supported by the company reporting strong fourth quarter earnings and issuing fiscal year guidance above expectations. The Fund’s position in UnitedHealth Group, Inc., a health care coverage provider, also contributed to relative performance. Managed care companies such as UnitedHealth Group continued to see strong performance at the beginning of the year as investors expected that medical cost trends would remain subdued as the pandemic continued to delay procedures. Shares of the company rose after reporting fourth quarter earnings, with revenue above expectations. Shares continued to rally after it was announced that LHC Group would be acquired by UnitedHealth for $5.4B cash.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

** The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

1   As represented by the Russell 3000® Value Index as of 10/31/2022.

2   As represented by the Russell 3000® Growth Index as of 10/31/2022.

3   As represented by the Russell 1000® Index as of 10/31/2022.

4   As represented by the Russell 2000® Index as of 10/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A4	-13.68%	4.87%	9.08%	–
Class C5	-9.99%	5.33%	8.91%	–
Class F6	-8.31%	6.30%	9.89%	–
Class F3[7]	-8.13%	6.49%	–	6.96%
Class I6	-8.16%	6.40%	10.00%	–
Class P6	-8.59%	5.94%	9.62%	–
Class R2[6]	-8.70%	5.77%	9.36%	–
Class R3[6]	-8.68%	5.88%	9.48%	–
Class R4[8]	-8.40%	6.13%	–	7.39%
Class R5[8]	-8.15%	6.40%	–	7.66%
Class R6[8]	-8.13%	6.48%	–	7.74%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 through October 31, 2022).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/22 – 10/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$986.70	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.58	$3.67
Class C
Actual	$1,000.00	$982.70	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.53
Class F
Actual	$1,000.00	$986.80	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class F3
Actual	$1,000.00	$987.80	$1.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.29	$1.94
Class I
Actual	$1,000.00	$988.10	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.84	$2.40
Class P
Actual	$1,000.00	$985.60	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class R2
Actual	$1,000.00	$984.90	$5.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45
Class R3
Actual	$1,000.00	$985.30	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class R4
Actual	$1,000.00	$986.60	$3.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72
Class R5
Actual	$1,000.00	$988.10	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.84	$2.40
Class R6
Actual	$1,000.00	$987.80	$1.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.29	$1.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.72% for Class A, 1.48% for Class C, 0.58% for Class F, 0.38% for Class F3, 0.47% for Class I, 0.93% for Class P, 1.07% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.47% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Consumer Discretionary	5.91%
Consumer Staples	6.15%
Energy	10.15%
Financials	25.23%
Health Care	16.41%
Industrials	13.48%
Information Technology	5.56%
Materials	3.13%
Real Estate	2.91%
Utilities	5.46%
Money Market Funds(a)	1.34%
Time Deposits(a)	0.15%
Repurchase Agreements	4.12%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 96.00%

COMMON STOCKS 90.24%

Aerospace & Defense 5.97%
Northrop Grumman Corp.	338,100	$185,620,281
Raytheon Technologies Corp.	1,537,057	145,743,745
Total		331,364,026

Automobiles 0.76%
General Motors Co.	1,067,778	41,910,287

Banks 7.39%
Bank of America Corp.	2,685,700	96,792,628
JPMorgan Chase & Co.	2,155,142	271,289,275
Popular, Inc.	598,566	42,330,587
Total		410,412,490

Beverages 1.44%
Coca-Cola Co. (The)	1,340,500	80,228,925

Biotechnology 3.04%
AbbVie, Inc.	1,152,000	168,652,800

Capital Markets 11.07%
Ameriprise Financial, Inc.	540,900	167,203,008
BlackRock, Inc.	35,300	22,800,623
Cboe Global Markets, Inc.	836,933	104,198,158
Charles Schwab Corp. (The)	850,180	67,733,841
Morgan Stanley	1,740,700	143,033,319
Nasdaq, Inc.	1,769,019	110,103,743
Total		615,072,692

Chemicals 0.64%
Nutrien Ltd. (Canada)(a)	423,531	35,788,370
Investments	Shares	Fair Value
Containers & Packaging 1.18%
Avery Dennison Corp.	388,000	$65,785,400

Distributors 0.48%
Ferguson PLC (United Kingdom)(a)	241,694	26,407,486

Electric: Utilities 1.33%
Entergy Corp.	690,238	73,952,099

Equity Real Estate Investment Trusts 2.96%
Life Storage, Inc.	590,041	65,264,435
Prologis, Inc.	894,500	99,065,875
Total		164,330,310

Food & Staples Retailing 2.03%
Costco Wholesale Corp.	118,120	59,237,180
Walmart, Inc.	374,700	53,331,051
Total		112,568,231

Health Care Equipment & Supplies 1.44%
Abbott Laboratories	806,900	79,834,686

Health Care Providers & Services 4.49%
UnitedHealth Group, Inc.	449,600	249,595,440

Hotels, Restaurants & Leisure 0.51%
Hilton Worldwide Holdings, Inc.*	208,000	28,134,080

Household Products 1.22%
Procter & Gamble Co. (The)	504,700	67,967,949

Industrial Conglomerates 2.05%
Honeywell International, Inc.	557,300	113,700,346

Information Technology Services 0.89%
Accenture plc Class A (Ireland)(a)	173,590	49,282,201

10	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2022

Investments	Shares	Fair Value
Insurance 7.20%
Allstate Corp. (The)	1,227,511	$154,973,264
American Financial Group, Inc./OH	400,300	58,087,533
Chubb Ltd. (Switzerland)(a)	404,700	86,965,983
Fidelity National Financial, Inc.	870,700	34,288,166
Marsh & McLennan Cos., Inc.	406,561	65,655,536
Total		399,970,482

Machinery 2.12%
Parker-Hannifin Corp.	327,530	95,186,769
Stanley Black & Decker, Inc.	287,394	22,557,555
Total		117,744,324

Metals & Mining 1.35%
Reliance Steel & Aluminum Co.	372,300	75,011,004

Multi-Line Retail 1.07%
Target Corp.	362,737	59,579,552

Multi-Utilities 0.51%
Algonquin Power & Utilities Corp.(b)	2,548,700	28,211,837

Oil, Gas & Consumable Fuels 10.32%
Cheniere Energy, Inc.	630,608	111,245,557
Chesapeake Energy Corp.	539,028	55,126,394
Chevron Corp.	936,332	169,382,459
Marathon Petroleum Corp.	1,194,900	135,764,538
Shell plc ADR	1,827,900	101,686,077
Total		573,205,025

Personal Products 1.56%
Unilever plc ADR	1,908,673	86,863,708
Investments	Shares	Fair Value
Pharmaceuticals 5.67%
Bayer AG Registered Shares(b)	334,167	$17,570,844
Eli Lilly & Co.	254,600	92,188,114
Organon & Co.	2,570,511	67,295,978
Pfizer, Inc.	2,966,258	138,079,310
Total		315,134,246

Road & Rail 3.10%
Norfolk Southern Corp.	351,000	80,052,570
Union Pacific Corp.	467,800	92,222,092
Total		172,274,662

Semiconductors & Semiconductor Equipment 2.57%
Lam Research Corp.	128,500	52,014,230
Texas Instruments, Inc.	563,900	90,579,257
Total		142,593,487

Software 1.35%
Microsoft Corp.	323,900	75,186,907

Specialty Retail 2.60%
Home Depot, Inc. (The)	202,500	59,966,325
Lowe’s Cos., Inc.	433,800	84,569,310
Total		144,535,635

Technology Hardware, Storage & Peripherals 0.85%
Apple, Inc.	308,060	47,237,920

Textiles, Apparel & Luxury Goods 1.08%
LVMH Moet Hennessy Louis Vuitton SE(b)	94,593	59,687,670
Total Common Stocks (cost $4,455,098,703)		5,012,224,277

See Notes to Financial Statements.	11

Schedule of Investments (continued)

October 31, 2022

Investments	Shares	Fair Value
CONVERTIBLE PREFERRED STOCKS 5.76%

Electric: Utilities 3.71%
NextEra Energy, Inc.*(c)	4,276,400	$206,336,300

Health Care Equipment & Supplies 2.05%
Danaher Corp.*(d)(e)	87,000	113,961,210
Total Convertible Preferred Stocks (cost $339,730,459)		320,297,510
Total Long-Term Investments (cost $4,794,829,162)		5,332,521,787

	Principal Amount

SHORT-TERM INVESTMENTS 5.71%

Repurchase Agreements 4.19%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $7,283,800 of U.S. Treasury Floating Note at 3.925% due 4/30/2024; $238,994,300 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $237,344,109; proceeds: $232,698,667 (cost $232,690,264)	$232,690,264	232,690,264
Investments	Shares	Fair Value
MONEY MARKET FUNDS 1.37%
Fidelity Government Portfolio(f) (cost $75,834,158)	75,834,158	$75,834,158

TIME DEPOSITS 0.15%
CitiBank N.A.(f) (cost $8,426,018)	8,426,018	8,426,018
Total Short-Term Investments (cost $316,950,440)		316,950,440
Total Investments in Securities 101.71% (cost $5,111,779,602)		5,649,472,227
Other Assets and Liabilities – Net (1.71)%		(95,067,369)
Net Assets 100.00%		$5,554,404,858

ADR	American Depositary Receipt.

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	The security has a dividend rate of 6.22%.
(d)	The security has a dividend rate of 4.75%.
(e)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(f)	Security was purchased with the cash collateral from loaned securities.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2022

Futures Contracts at October 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2022	663	Long	$127,033,044	$128,721,450	$1,688,406

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Pharmaceuticals	$297,563,402	$17,570,844	$–	$315,134,246
Textiles, Apparel & Luxury Goods	–	59,687,670	–	59,687,670
Remaining Industries	4,637,402,361	–	–	4,637,402,361
Convertible Preferred Stocks
Electric: Utilities	–	206,336,300	–	206,336,300
Health Care Equipment & Supplies	113,961,210	–	–	113,961,210
Short-Term Investments
Repurchase Agreements	–	232,690,264	–	232,690,264
Money Market Funds	75,834,158	–	–	75,834,158
Time Deposits	–	8,426,018	–	8,426,018
Total	$5,124,761,131	$524,711,096	$–	$5,649,472,227
Other Financial Instruments
Futures Contracts
Assets	$1,688,406	$–	$–	$1,688,406
Liabilities	–	–	–	–
Total	$1,688,406	$–	$–	$1,688,406

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

October 31, 2022

ASSETS:
Investments in securities, at fair value including $82,344,179 of securities loaned (cost $5,111,779,602)	$5,649,472,227
Cash	18
Deposits with brokers for futures collateral	6,629,990
Foreign cash, at value (cost $26,256)	26,034
Receivables:
Interest and dividends	6,275,988
Investment securities sold	5,538,252
Capital shares sold	740,371
Securities lending income receivable	43,295
Prepaid expenses and other assets	16,629
Total assets	5,668,742,804
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	84,260,176
Investment securities purchased	17,308,114
12b-1 distribution plan	3,764,869
Capital shares reacquired	3,135,181
Directors’ fees	1,966,275
Management fee	1,430,698
Variation margin for futures contracts	936,496
Fund administration	180,002
Accrued expenses	1,356,135
Total liabilities	114,337,946
NET ASSETS	$5,554,404,858
COMPOSITION OF NET ASSETS:
Paid-in capital	$4,725,627,702
Total distributable earnings (loss)	828,777,156
Net Assets	$5,554,404,858

14	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2022

Net assets by class:
Class A Shares	$4,938,013,487
Class C Shares	$68,302,558
Class F Shares	$131,381,922
Class F3 Shares	$108,810,914
Class I Shares	$211,211,108
Class P Shares	$10,130,926
Class R2 Shares	$779,739
Class R3 Shares	$28,164,063
Class R4 Shares	$9,008,252
Class R5 Shares	$1,403,351
Class R6 Shares	$47,198,538
Outstanding shares by class:
Class A Shares (3.84 billion shares of common stock authorized, $.001 par value)	305,359,621
Class C Shares (300 million shares of common stock authorized, $.001 par value)	4,203,039
Class F Shares (960 million shares of common stock authorized, $.001 par value)	8,117,844
Class F3 Shares (960 million shares of common stock authorized, $.001 par value)	6,657,355
Class I Shares (960 million shares of common stock authorized, $.001 par value)	12,993,174
Class P Shares (200 million shares of common stock authorized, $.001 par value)	627,681
Class R2 Shares (476 million shares of common stock authorized, $.001 par value)	48,111
Class R3 Shares (476 million shares of common stock authorized, $.001 par value)	1,741,420
Class R4 Shares (476 million shares of common stock authorized, $.001 par value)	557,917
Class R5 Shares (476 million shares of common stock authorized, $.001 par value)	86,280
Class R6 Shares (476 million shares of common stock authorized, $.001 par value)	2,889,782
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.17
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.16
Class C Shares-Net asset value	$16.25
Class F Shares-Net asset value	$16.18
Class F3 Shares-Net asset value	$16.34
Class I Shares-Net asset value	$16.26
Class P Shares-Net asset value	$16.14
Class R2 Shares-Net asset value	$16.21
Class R3 Shares-Net asset value	$16.17
Class R4 Shares-Net asset value	$16.15
Class R5 Shares-Net asset value	$16.27
Class R6 Shares-Net asset value	$16.33

See Notes to Financial Statements.	15

Statement of Operations

For the Year Ended October 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $934,192)	$148,606,388
Securities lending net income	99,524
Interest and other	402,773
Interest earned from Interfund Lending (See Note 11)	1,266
Total investment income	149,109,951
Expenses:
Management fee	18,885,863
12b-1 distribution plan-Class A	13,108,219
12b-1 distribution plan-Class C	757,154
12b-1 distribution plan-Class F	237,905
12b-1 distribution plan-Class P	50,282
12b-1 distribution plan-Class R2	4,927
12b-1 distribution plan-Class R3	168,505
12b-1 distribution plan-Class R4	27,289
Shareholder servicing	5,749,365
Fund administration	2,391,448
Reports to shareholders	299,501
Registration	191,823
Professional	131,043
Directors’ fees	126,262
Custody	74,581
Other	131,675
Gross expenses	42,335,842
Expense reductions (See Note 9)	(195,999)
Fees waived and expenses reimbursed (See Note 3)	(74,581)
Net expenses	42,065,262
Net investment income	107,044,689
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	367,399,610
Net realized gain (loss) on futures contracts	(4,985,599)
Net realized gain (loss) on foreign currency related transactions	(2,041,513)
Net change in unrealized appreciation/depreciation on investments	(1,003,179,746)
Net change in unrealized appreciation/depreciation on futures contracts	541,936
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(7,491)
Net realized and unrealized gain (loss)	(642,272,803)
Net Decrease in Net Assets Resulting From Operations	$(535,228,114)

16	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income	$107,044,689	$89,632,083
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	360,372,498	655,686,447
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(1,002,645,301)	1,262,582,087
Net increase (decrease) in net assets resulting from operations	(535,228,114)	2,007,900,617
Distributions to shareholders:
Class A	(235,942,784)	(79,402,570)
Class C	(2,770,914)	(556,341)
Class F	(12,526,180)	(4,761,636)
Class F3	(5,395,528)	(1,961,454)
Class I	(4,617,004)	(2,420,544)
Class P	(495,572)	(151,256)
Class R2	(34,621)	(10,167)
Class R3	(1,457,551)	(461,545)
Class R4	(489,024)	(153,205)
Class R5	(98,348)	(46,228)
Class R6	(3,561,667)	(1,473,981)
Total distributions to shareholders	(267,389,193)	(91,398,927)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	460,220,373	304,243,447
Reinvestment of distributions	245,187,757	82,392,010
Cost of shares reacquired	(958,631,694)	(787,468,824)
Net decrease in net assets resulting from capital share transactions	(253,223,564)	(400,833,367)
Net increase (decrease) in net assets	(1,055,840,871)	1,515,668,323
NET ASSETS:
Beginning of year	$6,610,245,729	$5,094,577,406
End of year	$5,554,404,858	$6,610,245,729

See Notes to Financial Statements.	17

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$18.43	$0.30	$(1.81)	$(1.51)	$(0.30)	$(0.45)	$(0.75)
10/31/2021	13.29	0.24	5.15	5.39	(0.25)	–	(0.25)
10/31/2020	15.36	0.31	(1.72)	(1.41)	(0.32)	(0.34)	(0.66)
10/31/2019	15.41	0.29	1.21	1.50	(0.33)	(1.22)	(1.55)
10/31/2018	16.65	0.40	0.23	0.63	(0.33)	(1.54)	(1.87)
Class C
10/31/2022	18.51	0.18	(1.82)	(1.64)	(0.17)	(0.45)	(0.62)
10/31/2021	13.35	0.12	5.16	5.28	(0.12)	–	(0.12)
10/31/2020	15.40	0.21	(1.71)	(1.50)	(0.21)	(0.34)	(0.55)
10/31/2019	15.45	0.18	1.21	1.39	(0.22)	(1.22)	(1.44)
10/31/2018	16.65	0.26	0.26	0.52	(0.18)	(1.54)	(1.72)
Class F
10/31/2022	18.44	0.33	(1.81)	(1.48)	(0.33)	(0.45)	(0.78)
10/31/2021	13.30	0.27	5.14	5.41	(0.27)	–	(0.27)
10/31/2020	15.37	0.34	(1.73)	(1.39)	(0.34)	(0.34)	(0.68)
10/31/2019	15.42	0.31	1.21	1.52	(0.35)	(1.22)	(1.57)
10/31/2018	16.64	0.43	0.25	0.68	(0.36)	(1.54)	(1.90)
Class F3
10/31/2022	18.61	0.36	(1.83)	(1.47)	(0.35)	(0.45)	(0.80)
10/31/2021	13.42	0.30	5.19	5.49	(0.30)	–	(0.30)
10/31/2020	15.49	0.36	(1.73)	(1.37)	(0.36)	(0.34)	(0.70)
10/31/2019	15.52	0.34	1.22	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.24	0.70	(0.38)	(1.54)	(1.92)
Class I
10/31/2022	18.52	0.34	(1.80)	(1.46)	(0.35)	(0.45)	(0.80)
10/31/2021	13.35	0.28	5.18	5.46	(0.29)	–	(0.29)
10/31/2020	15.43	0.35	(1.73)	(1.38)	(0.36)	(0.34)	(0.70)
10/31/2019	15.48	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.71	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
Class P
10/31/2022	18.39	0.27	(1.80)	(1.53)	(0.27)	(0.45)	(0.72)
10/31/2021	13.27	0.21	5.13	5.34	(0.22)	–	(0.22)
10/31/2020	15.32	0.29	(1.71)	(1.42)	(0.29)	(0.34)	(0.63)
10/31/2019	15.38	0.26	1.20	1.46	(0.30)	(1.22)	(1.52)
10/31/2018	16.62	0.39	0.23	0.62	(0.32)	(1.54)	(1.86)

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments, including expense reduction (%)	Total expenses after waivers and/or reimburse- ments, excluding expense reduction (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.17	(8.43)	0.72	0.72	0.72	1.78	$4,938,013	53
18.43	40.76	0.71	0.71	0.71	1.44	5,766,066	61
13.29	(9.42)	0.72	0.72	0.72	2.25	4,464,150	63
15.36	10.77	0.71	0.72	0.72	1.96	5,540,059	55
15.41	4.10	0.71	0.71	0.71	2.55	5,540,007	62

16.25	(9.11)	1.47	1.47	1.47	1.03	68,303	53
18.51	39.66	1.46	1.46	1.46	0.69	82,118	61
13.35	(10.03)	1.47	1.47	1.47	1.51	69,213	63
15.40	9.88	1.46	1.47	1.47	1.21	117,135	55
15.45	3.34	1.46	1.46	1.46	1.66	133,507	62

16.18	(8.31)	0.57	0.57	0.57	1.92	131,382	53
18.44	40.93	0.56	0.56	0.56	1.59	327,681	61
13.30	(9.27)	0.57	0.57	0.58	2.40	236,683	63
15.37	10.93	0.56	0.57	0.57	2.11	325,597	55
15.42	4.38	0.56	0.56	0.56	2.69	314,764	62

16.34	(8.13)	0.38	0.38	0.38	2.12	108,811	53
18.61	41.14	0.38	0.38	0.38	1.77	123,494	61
13.42	(9.07)	0.39	0.39	0.39	2.58	92,475	63
15.49	11.13	0.39	0.40	0.40	2.28	109,040	55
15.52	4.49	0.39	0.39	0.39	2.88	103,179	62

16.26	(8.16)	0.47	0.47	0.47	2.03	211,211	53
18.52	41.14	0.46	0.46	0.46	1.69	155,123	61
13.35	(9.21)	0.47	0.48	0.48	2.49	109,392	63
15.43	10.99	0.46	0.47	0.47	2.17	117,734	55
15.48	4.40	0.46	0.46	0.46	2.83	120,897	62

16.14	(8.59)	0.92	0.92	0.92	1.57	10,131	53
18.39	40.39	0.91	0.91	0.91	1.25	13,156	61
13.27	(9.52)	0.92	0.92	0.93	2.05	9,192	63
15.32	10.49	0.91	0.92	0.92	1.76	13,475	55
15.38	4.03	0.79	0.79	0.79	2.46	14,703	62

See Notes to Financial Statements.	19

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2022	$18.46	$0.24	$(1.80)	$(1.56)	$(0.24)	$(0.45)	$(0.69)
10/31/2021	13.32	0.18	5.15	5.33	(0.19)	–	(0.19)
10/31/2020	15.37	0.27	(1.72)	(1.45)	(0.26)	(0.34)	(0.60)
10/31/2019	15.43	0.23	1.21	1.44	(0.28)	(1.22)	(1.50)
10/31/2018	16.65	0.34	0.26	0.60	(0.28)	(1.54)	(1.82)
Class R3
10/31/2022	18.43	0.26	(1.81)	(1.55)	(0.26)	(0.45)	(0.71)
10/31/2021	13.29	0.20	5.15	5.35	(0.21)	–	(0.21)
10/31/2020	15.35	0.28	(1.72)	(1.44)	(0.28)	(0.34)	(0.62)
10/31/2019	15.40	0.25	1.21	1.46	(0.29)	(1.22)	(1.51)
10/31/2018	16.63	0.36	0.24	0.60	(0.29)	(1.54)	(1.83)
Class R4
10/31/2022	18.40	0.30	(1.80)	(1.50)	(0.30)	(0.45)	(0.75)
10/31/2021	13.27	0.24	5.14	5.38	(0.25)	–	(0.25)
10/31/2020	15.33	0.31	(1.71)	(1.40)	(0.32)	(0.34)	(0.66)
10/31/2019	15.39	0.29	1.20	1.49	(0.33)	(1.22)	(1.55)
10/31/2018	16.63	0.40	0.24	0.64	(0.34)	(1.54)	(1.88)
Class R5
10/31/2022	18.53	0.35	(1.81)	(1.46)	(0.35)	(0.45)	(0.80)
10/31/2021	13.36	0.28	5.18	5.46	(0.29)	–	(0.29)
10/31/2020	15.44	0.34	(1.72)	(1.38)	(0.36)	(0.34)	(0.70)
10/31/2019	15.49	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.72	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
Class R6
10/31/2022	18.60	0.37	(1.84)	(1.47)	(0.35)	(0.45)	(0.80)
10/31/2021	13.41	0.30	5.19	5.49	(0.30)	–	(0.30)
10/31/2020	15.48	0.36	(1.73)	(1.37)	(0.36)	(0.34)	(0.70)
10/31/2019	15.51	0.33	1.23	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.23	0.69	(0.38)	(1.54)	(1.92)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments, including expense reduction (%)	Total expenses after waivers and/or reimburse- ments, excluding expense reduction (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.21	(8.70)	1.07	1.07	1.07	1.42	$780	53
18.46	40.18	1.06	1.06	1.06	1.10	1,011	61
13.32	(9.68)	1.07	1.07	1.07	1.90	709	63
15.37	10.29	1.06	1.07	1.07	1.60	1,205	55
15.43	3.85	1.06	1.06	1.06	2.16	1,340	62

16.17	(8.68)	0.97	0.97	0.97	1.53	28,164	53
18.43	40.40	0.96	0.96	0.96	1.19	38,948	61
13.29	(9.61)	0.97	0.97	0.98	2.00	32,033	63
15.35	10.49	0.96	0.97	0.97	1.71	44,424	55
15.40	3.91	0.96	0.96	0.96	2.29	41,776	62

16.15	(8.40)	0.72	0.72	0.72	1.80	9,008	53
18.40	40.74	0.71	0.71	0.71	1.44	12,382	61
13.27	(9.37)	0.72	0.73	0.73	2.24	7,558	63
15.33	10.71	0.71	0.72	0.72	1.96	7,687	55
15.39	4.12	0.71	0.71	0.71	2.56	8,434	62

16.27	(8.15)	0.47	0.47	0.47	2.02	1,403	53
18.53	41.10	0.46	0.46	0.46	1.69	2,637	61
13.36	(9.19)	0.48	0.48	0.48	2.51	2,642	63
15.44	10.99	0.46	0.47	0.47	2.16	231	55
15.49	4.39	0.46	0.46	0.46	2.83	47	62

16.33	(8.13)	0.38	0.38	0.38	2.13	47,199	53
18.60	41.17	0.38	0.38	0.38	1.77	87,630	61
13.41	(9.07)	0.39	0.39	0.39	2.56	70,531	63
15.48	11.14	0.39	0.40	0.40	2.20	79,093	55
15.51	4.42	0.39	0.39	0.39	2.89	26,184	62

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments, and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that

Notes to Financial Statements (continued)

occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2019 through October 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign

Notes to Financial Statements (continued)

currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2022, the effective management fee was at an annualized rate of 0.32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $74,581 of fund administration fees during the fiscal year ended October 31, 2022.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%(1)	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 was .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2022:

Notes to Financial Statements (continued)

Distributor Commissions	Dealers’ Concessions
$251,271	$1,344,858

Distributor received CDSCs of $14,294 and $4,531 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2022:

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2022 and 2021 was as follows:

	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$107,678,635	$91,398,927
Net long-term capital gains	159,710,558	–
Total distributions paid	$267,389,193	$91,398,927

As of October 31, 2022, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$2,949,165
Undistributed long-term capital gains	315,232,476
Total undistributed earnings	318,181,641
Temporary differences	(1,966,275)
Unrealized gains - net	512,561,790
Total accumulated gains - net	$828,777,156

As of October 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$5,138,592,345
Gross unrealized gain	766,437,485
Gross unrealized loss	(253,869,197)
Net unrealized security gain	$512,568,288

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended October 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Notes to Financial Statements (continued)

Total Distributable Earnings (Loss)	Paid-in Capital
$(45,129,297)	$45,129,297

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2022 were as follows:

Purchases	Sales
$3,070,579,106	$3,643,684,851

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2022, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2022 (as described in Note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2022, the Fund had futures contracts with unrealized appreciation of $1,688,406. Amounts of $(4,985,599) and $541,936 are included in the Statement of Operations related to futures contracts under the captions Net realized gain/loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the year was 209.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$232,690,264	$–	$232,690,264
Total	$232,690,264	$–	$232,690,264

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$232,690,264	$–	$–	$(232,690,264)	$–
Total	$232,690,264	$–	$–	$(232,690,264)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2022.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

The Affiliated Fund utilized the Bilateral Facility on multiple dates for the period November 12, 2021 through November 14, 2021 with an average borrowing amount of $47,754,000. The average interest rate during the period was 1.33% and total interest paid amounted to $5,293.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended October 31, 2022 the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income
$21,203,602	1.32%	$1,266

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

Notes to Financial Statements (continued)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2022 the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$82,344,179	$84,260,176

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities markets in general, and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that the companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market liquidity, currency, political information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in

Notes to Financial Statements (continued)

significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to contribute to, market volatility, inflation, and systematic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,487,854	$177,879,910	7,918,982	$131,972,494
Converted from Class C*	425,199	7,166,019	509,076	8,496,861
Reinvestment of distributions	12,320,293	216,913,304	4,336,228	71,894,906
Shares reacquired	(30,760,826)	(520,849,294)	(35,716,260)	(588,388,061)
Decrease	(7,527,480)	$(118,890,061)	(22,951,974)	$(376,023,800)

Class C Shares
Shares sold	768,093	$13,239,962	723,030	$12,229,574
Reinvestment of distributions	147,316	2,635,211	31,744	527,609
Shares reacquired	(725,394)	(12,213,235)	(996,017)	(16,247,431)
Converted to Class A*	(423,448)	(7,166,019)	(507,180)	(8,496,861)
Decrease	(233,433)	$(3,504,081)	(748,423)	$(11,987,109)

Class F Shares
Shares sold	2,619,251	$46,306,878	4,482,656	$74,713,314
Reinvestment of distributions	596,896	10,647,598	234,960	3,908,145
Shares reacquired	(12,869,022)	(217,188,056)	(4,742,200)	(77,349,788)
Increase (decrease)	(9,652,875)	$(160,233,580)	(24,584)	$1,271,671

Class F3 Shares
Shares sold	1,217,925	$21,004,502	1,492,392	$25,062,647
Reinvestment of distributions	304,279	5,387,754	116,950	1,959,533
Shares reacquired	(1,500,605)	(25,600,987)	(1,866,597)	(30,817,250)
Increase (decrease)	21,599	$791,269	(257,255)	$(3,795,070)

Class I Shares
Shares sold	10,872,312	$183,818,502	1,762,232	$28,399,922
Reinvestment of distributions	240,966	4,094,417	120,467	2,044,566
Shares reacquired	(6,497,413)	(117,932,871)	(1,696,609)	(27,815,837)
Increase	4,615,865	$69,980,048	186,090	$2,628,651

Class P Shares
Shares sold	74,747	$1,263,240	204,513	$3,599,895
Reinvestment of distributions	27,878	492,542	9,051	150,378
Shares reacquired	(190,210)	(3,312,196)	(191,139)	(3,209,948)
Increase (decrease)	(87,585)	$(1,556,414)	22,425	$540,325

Notes to Financial Statements (concluded)

		Year Ended October 31, 2022		Year Ended October 31, 2021
Class R2 Sharess	Shares	Amount	Shares	Amount
Shares sold	2,720	$45,459	5,365	$90,056
Reinvestment of distributions	1,952	34,621	612	10,167
Shares reacquired	(11,308)	(204,528)	(4,446)	(71,188)
Increase (decrease)	(6,636)	$(124,448)	1,531	$29,035

Class R3 Shares
Shares sold	333,801	$5,642,077	571,555	$9,351,958
Reinvestment of distributions	82,271	1,457,462	27,876	461,540
Shares reacquired	(788,330)	(13,240,879)	(895,887)	(14,789,367)
Decrease	(372,258)	$(6,141,340)	(296,456)	$(4,975,869)
Shares sold	82,425	$1,414,147	211,231	$3,509,171
Reinvestment of distributions	18,798	329,955	5,730	95,887
Shares reacquired	(216,301)	(3,631,634)	(113,461)	(1,848,006)
Increase (decrease)	(115,078)	$(1,887,532)	103,500	$1,757,052

Class R5 Shares
Shares sold	8,853	$153,621	20,207	$345,075
Reinvestment of distributions	5,497	98,348	2,745	45,480
Shares reacquired	(70,358)	(1,287,410)	(78,364)	(1,288,337)
Decrease	(56,008)	$(1,035,441)	(55,412)	$(897,782)

Class R6 Shares
Shares sold	546,174	$9,452,075	911,592	$14,969,341
Reinvestment of distributions	173,528	3,096,545	77,368	1,293,799
Shares reacquired	(2,541,723)	(43,170,604)	(1,537,860)	(25,643,611)
Decrease	(1,822,021)	$(30,621,984)	(548,900)	$(9,380,471)

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Affiliated Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chairman of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 17-18, 2022 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2021 through March 31, 2022. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

100% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2022 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2022, $159,710,558 represents long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$48,000	$45,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	48,000	45,000

Tax Fees {b}	0	5,166
All Other Fees	- 0 -	- 0 -

Total Fees	$48,000	$50,166

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2022 and 2021 were:

	Fiscal year ended:
	2022		2021
All Other Fees	$	- 0 -	$	- 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Schedule of Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT AFFILIATED FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2022

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: December 22, 2022